UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2006

PROVIDENT FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)
Delaware	000-28304	33-0704889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California	92506
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (951) 686-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.06 Material Impairments.

        On December 1, 2006, Provident Financial Holdings, Inc., the holding company for Provident Savings Bank, F.S.B. ("Bank"), announced that the Bank has established a specific loan loss reserve of $2.5 million on 23 individual construction loans in a single-family construction project located in Coachella, California. The loans, with a disbursed total of $5.0 million, have been placed on non-accrual status. The reserve was established because the project has not been progressing as planned and the financial viability of the project, as currently structured, is uncertain. The Bank is in the process of developing a workout plan for these loans. The news release announcing the establishment of specific loan loss reserve is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

            (c)          Exhibits

            99.1        News Release on the establishment of specific loan loss reserve dated December 1, 2006.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2006                                        PROVIDENT FINANCIAL HOLDINGS, INC.

                                                                              /s/ Donavon P. Ternes
                                                                              Donavon P. Ternes
                                                                              Chief Financial Officer
                                                                             (Principal Financial and Accounting Officer)

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EXHIBIT 99.1

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3756 Central Avenue                            NEWS RELEASE
Riverside, CA 92506
(951) 686-6060

PROVIDENT FINANCIAL HOLDINGS, INC.
ESTABLISHES SPECIFIC LOAN LOSS RESERVE

Riverside, Calif. - December 1, 2006 - Provident Financial Holdings, Inc, NASDAQ GSM: PROV, the holding company for Provident Savings Bank, F.S.B. ("Bank"), today announced that the Bank has established a specific loan loss reserve of $2.5 million on 23 individual construction loans in a single-family construction project located in Coachella, California. The loans, with a disbursed total of $5.0 million, have been placed on non-accrual status. The reserve was established because the project has not been progressing as planned and the financial viability of the project, as currently structured, is uncertain. The Bank is in the process of developing a workout plan for these loans.

Safe-Harbor Statement

Certain matters in this Press Release constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward looking statements due to a wide range of factors including, but not limited to, the general business environment, interest rates, the California real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes, and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended June 30, 2006. Forward looking statements are effective only as of the date that they are made and Provident Financial Holdings, Inc. assumes no obligation to update this information.

Contacts:                Craig G. Blunden                                     Donavon P. Ternes
                              Chairman, President & CEO                    Chief Financial Officer

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